UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2007

VENDINGDATA CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	001-32161	91-1696010
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 Town Center Drive, Suite 260 Las Vegas, Nevada	89144
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 733-7195

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 12, 2007, VendingData Corporation entered into a Securities Purchase and Product Participation Agreement (“Participation Agreement”) with Elixir Group Limited, a Hong Kong company. Pursuant to the Participation Agreement, VendingData will issue to Elixir its equity securities and warrants, subject to Elixir’s placement on VendingData’s behalf of electronic gaming machines with gaming operators located in the general Asia region. The gaming machines will be placed with operators pursuant to a lease agreement between VendingData and the operators on a revenue sharing basis. Elixir will also sell VendingData the electronic gaming machines to be placed under the lease agreements. The Participation Agreement and the related transactions are subject to certain conditions, including the approval of the VendingData stockholders, and are expected to close in the third quarter of 2007.

According to the terms of the Participation Agreement, Elixir will “earn-in” an equity interest in VendingData based on its placement of gaming machines on a revenue sharing basis in specified numbers. The close of the transaction is subject to Elixir placing at least 1,000 gaming machines on behalf of VendingData. At the close, VendingData will issue to Elixir 25,000,000 common shares and warrants, with an exercise price of $2.65 per share, to purchase up to 88,000,000 additional common shares of VendingData. The warrants will vest and first become exercisable based on Elixir achieving certain gaming machine placement targets. Elixir will be entitled to earn a total of 55,000,000 VendingData common shares (inclusive of the 25,000,000 million shares issued at closing) and the warrants will vest and become exercisable subject to the placement of the target number of gaming machines as follows:

Gaming Machines Placed By Elixir	Shares Earned By Elixir	Warrants Earned By Elixir
1,000	25,000,000	0
2,000	15,000,000	22,000,000
3,000	10,000,000	22,000,000
4,000	5,000,000	22,000,000
5,000	0	22,000,000

In addition to the above, VendingData will reduce by $1.00 per share the exercise price of 10 million warrants sold to Elixir in January 2007 (which currently have exercise prices ranging from $3.00 per share to $5.50 per share) when 2,000 gaming machines have been placed by Elixir and implement a further reduction of $1.00 per share in the exercise prices of the warrants at both the 3,000 and 4,000 placement levels.

Pursuant to the Participation Agreement, VendingData has agreed to expand its board of directors to eight and nominate to its board three persons appointed by Elixir, who shall be elected to the VendingData board effective as of the close under the Participation Agreement.

The Participation Agreement includes customary representations, warranties, and covenants by Elixir and VendingData. The transactions contemplated by the agreement are conditioned upon completion by Elixir of a satisfactory due diligence investigation of VendingData and the approval of the agreement and related transactions by VendingData’s stockholders, including the election of the Elixir nominees and an amendment to VendingData’s articles of incorporation to increase its authorized capital. The above transactions are expected to close, subject to VendingData shareholder approval and the other conditions to closing, during the third quarter of this year.

Pursuant to the Participation Agreement , James Crabbe and Mark Newburg, VendingData’s Chairman of the Board and Chief Executive Officer, respectively, have agreed to vote all of the shares of the company’s common stock under their control in favor of the transactions contemplated by the Participation Agreement for the purpose of obtaining any shareholder approvals required thereunder.

The exercise price of the warrants to be issued to Elixir and the number of shares issuable pursuant to the warrants are subject to adjustment for stock splits, dividends, rights offerings and other dilutive events. In addition, the number of shares of common stock for which the warrants may be exercised is subject to adjustment if VendingData issues shares of its common stock, or securities convertible into or exchangeable for shares of its common stock at a price less than the volume-weighted average price (“VWAP”) on the record date. Such an adjustment will be made every time VendingData issues common stock as a price below the VWAP; however, no adjustment will be made for shares issued in connection with the exercise of outstanding stock options and warrants.

In connection with the closing of the transactions contemplated by the Participation Agreement described above, VendingData will enter into a Registration Rights Agreement with Elixir. The Registration Rights Agreement requires VendingData to file a selling shareholder registration statement with the SEC within thirty (30) days following the closing of the transactions described in the VendingData, for purposes of registering the resale of the shares of VendingData’s common stock issued to Elixir pursuant to the transaction, including all shares that are issued, or may be issued, upon exercise of the warrants. Pursuant to the Registration Rights Agreement, the holders of the securities are also entitled to certain demand and piggyback registration rights.

The foregoing is only a summary of the Securities Purchase and Product Participation Agreement. A copy of the agreement is included as Exhibit 99.1, and incorporated herein by reference.

Forward-Looking Statements:

This report contains forward-looking statements concerning VendingData and Elixir within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include statements regarding expectations for the transaction between VendingData and Elixir, including the expected closing of the transaction and the projections for the placement of gaming machines. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, the risk that transaction may not be completed in the third quarter of 2007 or at all; risks related to Elixir’s inability to place gaming machines at significant levels or at all; risks related to the inability of VendingData to satisfy the conditions to Elixir’s obligation to consummate the transaction. VendingData cautions readers not to place undue reliance on any forward-looking statements. VendingData does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

Additional Information

VendingData Corporation intends to file with the Securities and Exchange Commission a proxy statement and other relevant documents in connection with its solicitation of shareholder approval of the proposed transaction. Investors and security holders are advised to read the proxy statement regarding the proposed transaction, when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the proxy statement, when available, and other documents filed by VendingData at the Securities and Exchange Commission’s web site at www.sec.gov. The proxy statement and such other documents may also be obtained, when available, from VendingData Corporation by directing such request to VendingData Corporation, 1120 Town Center Drive, Suite 260, Las Vegas, Nevada 89144, Attention: Investor Relations. VendingData and its executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of VendingData with respect to the transactions contemplated by the Securities Purchase and Product Participation Agreement. A description of any interests that VendingData’s directors and executive officers have in the proposed transaction will be available in the proxy statement. Information regarding VendingData’s officers and directors is included in VendingData’s Form 10-KSB filed with the Securities and Exchange Commission on April 13, 2007. These materials are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from VendingData Corporation.

Item 8.01 Other Events

On June      , 2007, VendingData issued a press release announcing the execution of the Securities Purchase and Product Participation Agreement between VendingData and Elixir. A copy of the press release is filed as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits

(c) The following exhibits are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description	Method of Filing
99.1	Securities Purchase and Product Participation Agreement dated June 12, 2007 between VendingData Corporation and Elixir Group Limited	Filed electronically herewith

99.2	Press Release	Filed electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENDINGDATA CORPORATION

Dated: June 13, 2007

/s/ Mark Newburg
Mark R. Newburg, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Securities Purchase and Product Participation Agreement dated June 12, 2007 between VendingData Corporation and Elixir Group Limited

99.2	Press Release